Borrowed Funds - Summary of Borrowed Funds (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Federal Home Loan Banks [Abstract]
Short-term FHLB advances	$ 691,297	$ 17
Escrow deposits of borrowers	22,314	20,258
Interest rate swap collateral funds	14,430	0
Long-term FHLB advances	12,787	14,003
Total borrowed funds	$ 740,828	$ 34,278